UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2019

Rich Uncles Real Estate Investment Trust I
(Exact Name of Registrant as Specified in Its Charter)

California	000-55623	37-6511147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, California
92626
(Address of principal executive offices)
(Zip Code)

(855) 742-4862
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Final Distributions Declared

On December 23, 2019, the board of trust managers (the “Board”) of Rich Uncles Real Estate Investment Trust I (“REIT I”) declared a distribution (the “Distribution”) of $0.00203804 per share per day during the period from October 1, 2019 to the later of (i) December 31, 2019 or (ii) the day that immediately precedes any effectiveness date (the “Merger Date”) of the transactions described in the Agreement and Plan of Merger, dated as of September 19, 2019, by and among REIT I, RW Holdings NNN REIT, Inc., Rich Uncles NNN REIT Operating Partnership and Katana Merger Sub, LP (the “Merger”).  Shareholders of record of REIT I’s outstanding common stock on the close of business on the later of (i) December 31, 2019 or (ii) the day that immediately precedes any Merger Date shall be entitled to receive the Distribution, which REIT I expects to pay on December 31, 2019 or any such later Merger Date. The Distribution represents aggregate per day distributions from October 1, 2019 to the day that immediately precedes any Merger Date and, therefore, reflects an annualized distribution of $0.75 per share, which remains unchanged from prior distributions.

On December 23, 2019, the Board updated REIT I’s net asset value per share to equal the $10.16 value of the Merger consideration and opened the Dividend Reinvestment Plan to allow shareholders to reinvest their final distribution in REIT I shares and therefore receive additional shares of RW Holdings NNN REIT, Inc.’s Class C common stock as consideration upon closing of the Merger.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). REIT I intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, statements about the occurrence of the Merger Date, the exact timing of which remains uncertain, and the payment date of the Distribution. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond REIT I’s control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “can,” “will,” “would,” “could,” “should,” “plan,” “potential,” “project,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words.

Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in REIT I’s other filings with the SEC. We caution readers not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date this Current Report on Form 8-K is filed with the Securities and Exchange Commission. REIT I makes no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, REIT I undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I
(Registrant)

December 26, 2019	By:	/s/ Raymond J. Pacini
		Name: Title:	Raymond J. Pacini Chief Financial Officer